              As filed with the Securities and Exchange Commission
                                on July 23, 1999

                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             BioSphere Medical, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                  04-3216867
  -------------------------------                    ----------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

111 Locke Drive, Marlborough, Massachusetts               01752
-------------------------------------------             ----------
  (Address of Principal Executive Offices)              (Zip Code)

                            1997 STOCK INCENTIVE PLAN
                            -------------------------
                            (Full title of the Plan)

                              Mark G. Borden, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                     ---------------------------------------
                     (Name and address of agent for service)

                                 (617) 526-6000
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE
                         -------------------------------

---------------- ------------------ ------------------ -------------------- --------------
 Title of                            Proposed           Proposed maximum     Amount of
 securities to    Amount to          maximum offering   aggregate offering   registration
 be registered    be registered      price per share    price                fee
---------------- ------------------ ------------------ -------------------- --------------

 Common Stock,    2,150,000 shares   $.8594   (1)       $1,847,710           $514.00
 $.01 par value
 per share
---------------- ------------------ ------------------ -------------------- --------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the bid and asked price of the Registrant's Common Stock as reported by the OTC Bulletin Board on July 20, 1999 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

                     STATEMENT OF INCORPORATION BY REFERENCE
                     ---------------------------------------

         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-28955, filed by BioSphere Medical, Inc. (f/k/a BioSepra Inc.) (the "Registrant") on June 11, 1997 and the contents of the Registration Statement on Form S-8, File No. 333-58021, filed by the Registrant on June 29, 1998, both relating to the Registrant's 1997 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marlborough, Commonwealth of Massachusetts, on the 23rd day of July, 1999.


                                     BIOSPHERE MEDICAL, INC.


                                     By:   /s/ John M. Carnuccio
                                           -------------------------------------
                                           John M. Carnuccio
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of BioSphere Medical, Inc., hereby severally constitute and appoint John M. Carnuccio and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable BioSphere Medical, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           SIGNATURE                           TITLE                   DATE


/s/ John M. Carnuccio                President, Chief Executive    July 23, 1999
--------------------------------     Officer and Director
John M. Carnuccio                    (Principal Executive
                                     Officer)


/s/ Philip V. Holberton              Chief Financial Officer       July 23, 1999
--------------------------------     (Principal Financial and
Philip V. Holberton                  Accounting Officer)

/s/ Timothy J. Barberich             Director                      July 23, 1999
--------------------------------
Timothy J. Barberich

/s/ William M. Cousins, Jr.          Director                      July 23, 1999
--------------------------------
William M. Cousins, Jr.

/s/ Alexander M. Klibanov, Ph.D.     Director                      July 23, 1999
--------------------------------
Alexander M. Klibanov, Ph.D.

/s/ Paul A. Looney                   Director                      July 23, 1999
--------------------------------
Paul A. Looney

/s/ Riccardo Pigliucci               Director                      July 23, 1999
--------------------------------
Riccardo Pigliucci

/s/ David P. Southwell               Director                      July 23, 1999
--------------------------------
David P. Southwell

/s/ Jean-Marie Vogel                 Chairman of the Board of      July 23, 1999
--------------------------------     Directors
Jean-Marie Vogel

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number
------

 4.1 Certificate of Incorporation of the Registrant; as amended by an Amendment to Certificate of Incorporation dated May 17, 1999 and an Amendment to Certificate of Incorporation dated June 16, 1999

 4.2*        By-laws of the Registrant

 4.3         Specimen Stock Certificate of Common Stock of the Registrant

 5           Opinion of Hale and Dorr LLP

23.1         Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2         Consent of Arthur Andersen LLP

24 Power of Attorney (included on the signature page of this Registration Statement)


---------------------

* Incorporated herein by reference from the Registrant's Registration Statement on Form S-8 (File No. 333-05621).